SEGMENT REPORTING	12 Months Ended
Dec. 31, 2017
Segment Reporting [Abstract]
SEGMENT REPORTING
19.	SEGMENT REPORTING

The Group engages primarily in the online lottery purchase services, online mobile gaming and information services in the PRC. After acquiring the business of online lottery betting and online casino platforms generated from the Multi Group, the Group distinguishes revenues, costs and expenses between different geographic operating segment in its internal reporting, and reports costs and expenses by nature in different geographic operating segments. In accordance with ASC topic 280, “Segment Reporting”, the Group’s chief operating decision maker has been identified as the Board of Directors and the chief executive officer, who makes resource allocation decisions and assesses performance based on the Group’s geographic location operating results. As a result, the Group has two reportable segment, including the PRC and Europe.

The following table presents summary information by segment for the years ended December 31, 2016 and 2017, respectively.

	For the years ended December 31, 2016
	PRC	Europe	Total
	RMB	RMB	RMB

Net Revenues	10,928	-	10,928
Depreciation and Amortization	19,711	-	18,995
Operating (loss)	(366,562)	-	(366,562)
Interest income	23,859	-	23,859
Interest expense	-	-	-
Income tax expense	3,057	-	3,057
Segment net (loss)	(209,252)	-	(209,252)
Segment assets	2,076,892	-	2,076,892

	For the years ended December 31, 2017
	PRC	Europe	Total	Total
	RMB	RMB	RMB	US$

Net Revenues	81,953	49,370	131,323	20,184
Depreciation and Amortization	37,158	2,344	39,502	6,071
Operating (loss) income	(353,623)	2,755	(350,868)	(53,928)
Interest income	20,574	-	20,574	3,162
Interest expense	-	-	-	-
Income tax expense (benefit)	(12,522)	156	(12,366)	(1,901)
Segment net (loss) income	(319,101)	2,959	(316,142)	(48,590)
Segment assets	1,696,024	58,535	1,754,559	269,669